Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of August 4, 2009, by and among ANESIVA, INC., a Delaware corporation (the “Company”) and the persons identified on Schedule A hereto (collectively, the “Shareholders,” and each individually, a “Shareholder”).

WHEREAS, the Company and the Shareholders are parties to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated even date herewith, by and among the Company, Arca Acquisition Corporation (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of the Company, Arcion Therapeutics, Inc. and the Shareholders providing for the merger of Merger Sub with and into the Company (the “Merger”), pursuant to which, among other things, the Shareholders will become holders of Common Stock; and

WHEREAS, concurrently with the execution and delivery of the Merger Agreement, as a condition and material inducement to the Shareholders’ willingness to enter into the Merger Agreement, the Company and the Shareholders are entering into this Agreement pursuant to which the Company shall provide certain registration rights to the Shareholders in respect of the shares of Common Stock that may be held by the Shareholders from time to time, from and after the Effective Time (as defined in the Merger Agreement).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the Shareholders as follows:

Section 1.01 Authority Relative to This Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

Section 1.02 No Conflict.

(a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company does not and shall not, (i) conflict with or violate any federal, state, provincial, local or foreign law, statute, ordinance, rule, regulation, order, judgment or decree applicable to the Company or (ii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party.

(b) The execution and delivery of this Agreement by the Company does not require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory entity.

ARTICLE II

DEFINITIONS

Section 2.01 Definitions. As used in this Agreement, the following terms will have the following respective meanings:

“Common Stock” means the shares of common stock, par value $0.001 per share, of the Company.

“Demand Registration” shall mean a registration required to be effected by the Company pursuant to Section 3.01.

“Demand Registration Statement” shall mean a registration statement of the Company which covers the resale of the Registrable Securities requested to be included therein pursuant to the provisions of Section 3.01 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

“Form S-3 Registration” shall have the meaning set forth in Section 3.03.

“Holders” shall mean the Shareholders for so long as they own any Registrable Securities and their Permitted Assigns.

“Holders’ Counsel” shall mean one firm of counsel (per registration) to the Holders of Registrable Securities participating in such registration, which counsel shall be selected by the Majority Holders of the Registration.

“Initiating Holders” shall mean, with respect to a particular registration, the holders who initiated the Request for such registration.

“Inspectors” shall have the meaning set forth in Section 4.02(g).

“Majority Holders” shall mean one or more Holders of Registrable Securities who would hold a majority of the Registrable Securities then outstanding.

“Outstanding Securities” means, at the applicable time, all of the then-issued and outstanding Common Stock of the Company.

“Permitted Assigns” shall mean (a) a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or stockholder of a Shareholder that is a corporation, partnership or limited liability company, (b) a Shareholder’s family member or trust for the benefit of an individual Shareholder, or (c) any Person that acquires at least one hundred thousand (100,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

“Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder).

“Prospectus” shall mean the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), and any such Prospectus as amended or supplemented by any prospectus supplement, and all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference (or deemed to be incorporated by reference) therein.

“register”, “registered” and “registration” refer to the preparation and filing by the Company of a prospectus in compliance with the Securities Act to qualify, inter alia, the distribution of Registrable Securities to the public and the issuance of a final receipt in respect of such prospectus.

“Registration Expenses” means any and all expenses incident to performance of or compliance with this Agreement by the Company and its subsidiaries, including, without limitation (i) all SEC, stock exchange, FINRA and other registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of any stock exchange (including fees and disbursements of counsel in connection with such compliance and the preparation of a blue sky memorandum and legal investment survey), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing, distributing, mailing and delivering any Registration Statement, any Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of or compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company, (v) the fees and disbursements of Holders’ Counsel not to exceed $25,000 in connection with each registration of Registrable Securities hereunder, (vi) the fees and disbursements of all independent public accountants (including the expenses of any audit and/or “cold comfort” letters) and the fees and expenses of other Persons, including experts, retained by the Company, (vii) the expenses incurred in connection with making road show presentations and holding meetings with potential investors, if the Company so desires, to facilitate the distribution and sale of Registrable Securities, which are customarily borne by the issuer, (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (ix) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered, if the Company so desires; provided, however, Registration Expenses shall not include discounts and commissions payable to underwriters, selling brokers, dealer managers or other similar Persons engaged in the distribution of any of the Registrable Securities or the costs and expenses of any Inspector other than Holders’ Counsel; and provided, further, that in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event; and provided, further, that in the event the Company shall, in accordance with Section 3.02 hereof, not register any securities with respect to which it had given written notice of its intention to register to Holders, notwithstanding anything to the contrary in the foregoing, all of the reasonable out-of-pocket costs incurred by the Holders in connection with such registration shall be deemed to be Registration Expenses.

“Registrable Securities” shall mean (i) any shares of Common Stock received by the Shareholders in the Merger and/or in connection with the Note and Security Disposition (as defined in the Merger Agreement), and (ii) any other securities issued or issuable with respect to any such shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 of the Securities Act.

“SEC” shall mean the Securities and Exchange Commission, or any successor agency having jurisdiction to enforce the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“Shelf Registration” shall have the meaning set forth in Section 3.04(a).

“Shelf Registration Statement” shall have the meaning set forth in Section 3.04(a).

“Underwriters” shall mean the underwriters, if any, of the offering being registered under the Securities Act.

“Underwritten Offering” shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

ARTICLE III

REGISTRATION RIGHTS

Section 3.01 Demand Registration.

(a) Subject to Section 3.01(c), at any time or from time to time the Majority Holders shall have the right to request in writing that the Company register all or part of such Holder’s Registrable Securities (a “Request”) (which Request shall specify the amount of Registrable Securities intended to be disposed of by the Holder and the intended method of disposition thereof) by filing with the SEC a Demand Registration Statement. As promptly as practicable, but no later than 10 days after receipt of a Request, the Company shall give written notice of such requested registration to all Holders of Registrable Securities. Subject to Section 3.01(b), the Company shall include in a Demand Registration (i) the Registrable Securities intended to be disposed of by the Initiating Holders and (ii) the Registrable Securities intended to be disposed of by any other Holder which shall have made a written request (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within 20 days after the receipt of such written notice from the Company. The Company shall, as expeditiously as possible following a Request (but in no event later than 60 days after the date of the Initial Request), use its reasonable best efforts to cause to be filed with the SEC a Demand Registration Statement providing for the registration under the Securities Act of the resale of the Registrable Securities which the Company has been so requested to register by all such Holders, to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of disposition thereof specified in such Request or further requests. The Company shall use its reasonable best efforts to have such Demand Registration Statement declared effective by the SEC as soon as practicable thereafter and to keep such Demand Registration Statement continuously effective for the period specified in Section 4.02(b). A Request may be withdrawn prior to the filing of the Demand Registration Statement by the Majority Holders (a “Withdrawn Request”) and a Demand Registration Statement may be withdrawn prior to the effectiveness thereof by the Majority Holders (a “Withdrawn Demand Registration”), and such withdrawals shall not be treated as a Demand Registration which shall have been effected pursuant to this Section 3.01 (and shall not be counted toward the number of Demand Registrations). Any Holder requesting inclusion in a Demand Registration may, at any time prior to the effective date of the Demand Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion. The registration rights granted pursuant to the provisions of this Section 3.01 shall be in addition to the registration rights granted pursuant to the other provisions of Section 3.02 hereof.

(b) Priority in Demand Registrations. If a Demand Registration involves an Underwritten Offering, and the sole or lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration) on or before the date that is five days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering within a price range acceptable to the Majority Holders of the Registration (such writing to state the basis of such opinion and the approximate number of Registrable Securities which may be included in such offering), the Company shall include in such Demand Registration, to the extent of the number which the Company is so advised may be included in such offering, the Registrable Securities requested to be included in the Demand Registration by the Holders allocated pro rata in proportion to the number of Registrable Securities requested to be included in such Demand Registration by each of them. In the event the Company shall not, by virtue of this Section 3.01(b), include in any Demand Registration all of the Registrable Securities of any Holder requesting to be included in such Demand Registration, such Holder may, upon written notice to the Company given within five days of the time such Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such Demand Registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such Demand Registration.

(c) Limitations on Registrations. The rights of Holders of Registrable Securities to request Demand Registrations pursuant to Section 3.01(a) are subject to the following limitations: (i) in no event shall the Company be required to effect more than three Demand Registration, and (ii) in no event shall the Company be required to effect a Demand Registration with respect to any Registrable Securities that may be freely sold publicly without either registration under the Securities Act or compliance with any restrictions, including without limitation, restrictions as to volume or manner of sales, under Rule 144 (or any successor provision).

(d) Underwriting; Selection of Underwriters. Notwithstanding anything to the contrary contained in Section 3.01(a), if the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment Underwritten Offering; and such Initiating Holders may require that all Persons (including other Holders) participating in such registration sell their Registrable Securities to the Underwriters at the same price and on the same terms of underwriting applicable to the Initiating Holders. If any Demand Registration involves an Underwritten Offering, the sole or managing Underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request, subject to the approval of the Company (such approval not to be unreasonably withheld, delayed or conditioned).

(e) Registration of Other Securities. Whenever the Company shall effect a Demand Registration, no securities other than the Registrable Securities shall be covered by such registration unless the Majority Holders of the Registration shall have consented in writing to the inclusion of such other securities.

(f) Effective Registration Statement; Suspension. A Demand Registration Statement shall not be deemed to have become effective (and the related registration will not be deemed to have been effected) (i) unless it has been declared effective by the SEC and remains effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Demand Registration Statement for the time period specified in Section 4.02(b), (ii) if the offering of any Registrable Securities pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, or (iii) if, in the case of an Underwritten Offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied other than by the sole reason of any breach or failure by the Holders of Registrable Securities or are not otherwise waived.

(g) Other Registrations. During the period (i) beginning on the date of a Request and (ii) ending on the date that is 120 days after the date that a Demand Registration Statement filed pursuant to such Request has been declared effective by the SEC or, if the Holders shall withdraw such Request or such Demand Registration Statement, on the date of such Withdrawn Request or such Withdrawn Registration Statement, the Company shall not, without the consent of the Majority Holders of the Registration, file a registration statement pertaining to any other securities of the Company (other than a registration statement on Form S-4 or Form S-8 or any successor forms).

(h) Registration Statement Form. The Company agrees to include in any such Registration Statement all information which any selling Holder, upon advice of counsel, shall reasonably request.

(i) Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

Section 3.02 Piggy-Back Registration.

(a) In connection with a registration by the Company of any of its securities, either for its own account or the account of a security holder or holders (other than for the Holders pursuant to Section 3.01, an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a registration statement on Form S-4, Form S-8 or another form not available for registering the Registrable Securities for sale to the public): (i) the Company will promptly, and in any event not less than 30 days prior to the proposed registration of any such securities, give written notice (a “Registration Notice”) to the Holders that it expects to determine or has determined to register securities, describing in reasonable detail the proposed registration and distribution (including the anticipated range of the proposed offering price, the class and number of securities proposed to be registered and the distribution arrangements) and the rights of such Holders to participate pursuant to this Section 3.02 in such registration; (ii) after receiving a Registration Notice, each Holder will promptly, and in any event not more than 15 days after receiving the Registration Notice, give written notice to the Company advising as to whether or not such Holder desires to exercise its registration right under this Section 3.02 to require the Company to include any of its Registrable Securities in the registration and, if so, specify the maximum number of Registrable Securities (being all or any part of the Holder’s Registrable Securities) to be so included (the “Piggy-Back Securities”); and (iii) the Company will include in such registration and in any underwriting involved in such registration all of the Piggy-Back Securities, subject to clause (b) in the case of an underwritten offering.

(b) If the registration of which the Company gives notice is for an Underwritten Offering involving an underwriting, the Company will so advise the Holders as a part of the Registration Notice. In such event, the right of the Holders to register pursuant to this clause (b) will be conditioned upon the Holders’ participation in such underwriting and the inclusion of the Holders’ Registrable Securities in the underwriting to the extent provided herein. If a Holder proposes to distribute its Registrable Securities through such underwriting, the Holder will, together with the Company, enter into an underwriting agreement in customary form with the managing underwriter and other underwriters selected for such underwriting, which managing underwriter will be selected by the Company and reasonably acceptable to the Majority Holders. Notwithstanding any other provision of this clause (b), if the managing underwriter determines, and so advises the Company in writing, that marketing factors require a limitation of the number of shares of Common Stock to be underwritten, the managing underwriter may limit the number of shares of Common Stock to be included in such registration by reducing the number of shares of Common Stock to be sold by the Company and any other selling security holder and the number of Registrable Securities to be sold by the Holders. Pursuant to such reduction, the maximum number of Common Stock to be sold by any other selling security holder or by the Holders in such registration shall be equal to the lesser of (i) the actual number of shares of Common Stock desired to be sold in such registration by the selling security holder or the Shareholders, as applicable, and (ii) the maximum number of shares of Common Stock to be underwritten (for greater certainty, excluding shares issued pursuant to an over-allotment option) multiplied by the percentage of the Outstanding Securities then owned by the selling security holder or the Shareholders, as applicable. The Company will so advise each Holder of the maximum number of shares of Common Stock that may be included in the registration and underwriting as calculated pursuant to clause (ii) of the preceding sentence. If a Holder disapproves of the terms of any such underwriting, it may elect to withdraw its Registrable Securities therefrom by written notice to the Company, subject to any of its covenants in any underwriting agreement or “bid letter” with such underwriter(s).

Section 3.03 Form S-3. At any time or from time to time, but only if the Company shall then be eligible to register securities pursuant to registration statement on Form S-3 or any success form) under the Securities Act, the Majority Holders shall have the right to request any number of registrations on Form S-3 (or any successor form) for the Registrable Securities held by such requesting holders (each a “Form S-3 Registration”). Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such holder or holders. The Company shall give notice to all other holders of the Registrable Securities of the receipt of a request for registration pursuant to this Section 3.03 and such holders of Registrable Securities shall then have 20 days to notify the Company in writing of their desire to participate in the registration. The Company shall use its reasonable best efforts to (i) promptly cause the effectiveness of the registration statement of all shares on Form S-3 (or a comparable successor form) to the extent requested by such holders, and (ii) keep such registration statement effective until the earlier of one-hundred eighty (180) days or until such holders have completed the sales described in such registration statement.

Section 3.04 Shelf Registration.

(a) Filing; Effectiveness. At any time after the time at which the Company shall then be eligible to register securities on Form S-3 (or any successor form) on a continuous basis pursuant to Rule 415 under the Securities Act (or such successor rule or similar provision then in effect) if the Majority Holders shall so request, as soon as practicable but not later than the date that is 30 days following such request, the Company shall prepare and file with the Commission a “shelf” registration statement (the “Shelf Registration Statement”) on Form S-3 or the then appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or such successor rule or similar provision then in effect) covering all of the securities held by the holders of Registrable Securities (a “Shelf Registration”). The Company shall use its reasonable best efforts to have the Shelf Registration Statement declared effective on or before the date that is 90 days following the date of the Majority Holders’ request and to keep such Shelf Registration Statement continuously effective for a target effective period of the longer of (i) 24 months following the date on which a Shelf Registration Statement is actually declared effective and (ii) three months after the Holder ceases to be an affiliate. Any holder shall be permitted to withdraw all or any part of the Registrable Securities from a Shelf Registration Statement at any time prior to the effective date of such Shelf Registration Statement.

(b) Supplements; Amendments. The Company agrees to supplement or amend the Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or as requested (which request shall result in the filing of a supplement or amendment) by any holder of Registrable Securities to which such Shelf Registration Statement relates, and the Company agrees to furnish to the holders, counsel to the holders and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

(c) Selection of Underwriter. If any holder participating in such underwritten offering so elects, an offering of Registrable Securities pursuant to a Shelf Registration

Statement may from time to time be in the form of an underwritten offering. If a holder so elects, the holders of a majority in interest of the Registrable Securities registered on such Shelf Registration Statement shall select one or more firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering; provided, however, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

ARTICLE IV

EXPENSES AND REGISTRATION PROCEDURES

Section 4.01 Expenses. The Company shall pay all Registration Expenses in connection with any Demand Registration, Piggy-back Registration, Form S-3 Registration or Shelf Registration whether or not such registration shall become effective and whether or not all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration, except with respect to a Withdrawn Request and a Withdrawn Demand Registration in Section 3.01(a). Each Holder shall pay all discounts and commissions payable to underwriters, selling brokers, managers or other similar Persons engaged in the distribution of such Holder’s Registrable Securities pursuant to any registration pursuant to Section 3.

Section 4.02 Registration Procedures. Whenever the Company is required to effect the registration of Registrable Securities under the Securities Act pursuant to Section 3 of this Agreement, the Company shall, as expeditiously as possible:

(a) prepare and file with the SEC the requisite Demand Registration, Piggy-back Registration, Form S-3 Registration or Shelf Registration to effect such registration, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its reasonable best efforts to cause such Registration Statement to become effective (provided, however, that the Company may discontinue any registration of securities that are not Registrable Securities, and, under the circumstances specified in Section 3.02, securities that are Registrable Securities); provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall (i) provide Holders’ Counsel and any other Inspector with reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto or comparable statement) to be filed with the SEC, which documents shall be subject to the review and comment of Holders’ Counsel, and (ii) not file any such Registration Statement or Prospectus (or amendment or supplement thereto or comparable statement) with the SEC to which Holder’s Counsel, any selling Holder or any other Inspector shall have reasonably objected on the grounds that such filing does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective, and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement, in each case until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Registration Statement; provided, however, that such period need not extend beyond nine months after the effective date of the Registration Statement;

(c) furnish, without charge, to each selling Holder of such Registrable Securities and each Underwriter, if any, of the securities covered by such Registration Statement, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Securities Act, and other documents, as such selling Holder and Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such selling Holder (the Company hereby consenting to the use in accordance with applicable law of each such Registration Statement (or amendment or post-effective amendment thereto) and each such Prospectus (or preliminary prospectus or supplement thereto) by each such selling Holder of Registrable Securities and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Registration Statement or Prospectus);

(d) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as any selling Holder of Registrable Securities covered by such Registration Statement or the sole or lead managing Underwriter, if any, may reasonably request to enable such selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Holder and to continue such registration or qualification in effect in each such jurisdiction for as long as such Registration Statement remains in effect (including through new filings or amendments or renewals), and do any and all other acts and things which may be necessary or advisable to enable any such selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4.02(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(e) use its reasonable best efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the selling Holders of such Registrable Securities to consummate the disposition of such Registrable Securities;

(f) promptly notify Holders’ Counsel, each Holder of Registrable Securities covered by such Registration Statement and the sole or lead managing Underwriter, if any: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any state securities or blue sky authority for amendments or supplements to the Registration Statement or the Prospectus related thereto or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, (v) of the existence of any fact of which the Company becomes aware or the happening of any event which results in (A) the Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading and (vi) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exists circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to an event described in any of the clauses (ii) through (vi) of this Section 4.02(f), the Company shall promptly prepare a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that (1) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading (and shall furnish to each such Holder and each Underwriter, if any, a reasonable number of copies of such Prospectus so supplemented or amended); and if the notification relates to an event described in clause (iii) of this Section 4.02(f), the Company shall take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

(g) subject to confidentiality restrictions as may be imposed by the Company, make available for inspection by any selling Holder of Registrable Securities, any sole or lead managing Underwriter participating in any disposition pursuant to such Registration Statement, Holders’ Counsel and any attorney, accountant or other agent retained by any such seller or any Underwriter (each, an “Inspector” and, collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and any subsidiaries thereof as may be in existence at such time (collectively, the “Records”) as shall be reasonably necessary, in the opinion of such Holders’ and such Underwriters’ respective counsel, to enable them to exercise their due diligence responsibility and to conduct a reasonable investigation within the meaning of the Securities Act, and cause the Company’s and any subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement;

(h) if required by the underwriter in an Underwritten Offering, obtain an opinion from the Company’s counsel and a “cold comfort” letter from the Company’s independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such Registration Statement, in each case dated the effective date of such Registration Statement (and dated the date of the closing under the underwriting agreement), in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the sole or lead managing Underwriter;

(i) provide a CUSIP number for all Registrable Securities and provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effectiveness of such Registration Statement;

(j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and any other governmental agency or authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable but no later than 90 days after the end of any 12-month period, an earnings statement (i) commencing at the end of any month in which Registrable Securities are sold to Underwriters in an Underwritten Offering and (ii) commencing with the first day of the Company’s calendar month next succeeding each sale of Registrable Securities after the effective date of a Registration Statement, which statement shall cover such 12-month periods, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k) if so requested by the Majority Holders of the Registration, use its reasonable best efforts to cause all such Registrable Securities to be listed on each national securities exchange on which the Company’s securities are then listed;

(l) keep each selling Holder of Registrable Securities reasonably advised in writing as to the initiation and progress of any registration under Section 3 hereunder;

(m) enter into and perform customary agreements (including, if applicable, an underwriting agreement in customary form) and provide officers’ certificates and other customary closing documents;

(n) cooperate with each selling Holder of Registrable Securities and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA and make reasonably available its employees and personnel and otherwise provide reasonable assistance to the Underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any Underwritten Offering;

(o) furnish to each Holder participating in the offering and the sole or lead managing Underwriter, if any, without charge, at least one manually-signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those deemed to be incorporated by reference);

(p) cooperate with the selling Holders of Registrable Securities and the sole or lead managing Underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the Underwriters or, if not an Underwritten Offering, in accordance with the instructions of the selling Holders of Registrable Securities at least three business days prior to any sale of Registrable Securities;

(q) if requested by the sole or lead managing Underwriter or any selling Holder of Registrable Securities, immediately incorporate in a prospectus supplement or post-effective amendment such information concerning such Holder of Registrable Securities, the Underwriters or the intended method of distribution as the sole or lead managing Underwriter or the selling Holder of Registrable Securities reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company, including, without limitation, information with respect to the number of shares of the Registrable Securities being sold to the Underwriters, the purchase price being paid therefor by such Underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by the sole or lead managing Underwriter of such Registrable Securities; and

(r) use its reasonable best efforts to take all other steps necessary to expedite or facilitate the registration and disposition of the Registrable Securities contemplated hereby.

Section 4.03 Information by Shareholders. If a Shareholder’s Registrable Securities are the subject of any registration, it will furnish to the Company such information regarding the Shareholder, the Registrable Securities held by it and the distribution proposed by such Shareholder as the Company may reasonably request in writing and required in connection with any registration, qualification or compliance referred to in this Agreement.

Section 4.04 Notice to Discontinue. Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.02(f)(ii) through (vi), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.02(f) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the Prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4.02(f) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 4.02(f).

Section 4.05 Market Stand-Off. Each Holder agrees, if so requested by the Company and an underwriter in connection with any public offering of the Company, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares held by it for such period, not to exceed 90 days following the effective date of the relevant registration statement in connection with any other public offering of Common Stock, as such underwriter shall specify reasonably and in good faith; provided, however, that all officers and directors of the Company enter into similar agreements.

ARTICLE V

INDEMNIFICATION

Section 5.01 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its officers, directors, partners, members, shareholders, employees, Affiliates and agents (collectively, “Agents”) and each Person who controls such Holder (within the meaning of the Securities Act) and its Agents with respect to each registration which has been effected pursuant to this Agreement, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, and expenses (as incurred or suffered and including, but not limited to, any and all expenses incurred in investigating, preparing or defending any litigation or proceeding, whether commenced or threatened, and the reasonable fees, disbursements and other charges of legal counsel) in respect thereof (collectively, “Claims”), insofar as such Claims arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (including any preliminary, final or summary prospectus and any amendment or supplement thereto) related to any such registration or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, or any qualification or compliance incident thereto; provided, however, that the Company will not be liable in any such case to the extent that any such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact so made in reliance upon and in conformity with written information furnished to the Company by such Holder specifically stating that it was expressly for use therein or (ii) the failure of such Holder to deliver or cause to be delivered the Prospectus contained in such Registration Statement (as amended or supplemented, as applicable) furnished by the Company to the Holder to any purchaser of Registrable Shares covered by such Registration Statement from the Holder through no fault of the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Person who may be entitled to indemnification pursuant to this Section 5 and shall survive the transfer of securities by such Holder.

Section 5.02 Indemnification by Holders. Each Holder, if Registrable Securities held by it are included in the securities as to which a registration is being effected, agrees to, severally and not jointly, indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, each other Person who participates as an Underwriter in the offering or sale of such securities and its Agents and each Person who controls the Company or any such Underwriter (within the meaning of the Securities Act) and its Agents against any and all Claims, insofar as such Claims arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (including any preliminary, final or summary prospectus and any amendment or supplement thereto) related to such registration, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company specifically stating that it was expressly for use therein, or (ii) the failure of such Holder to deliver or cause to be delivered the Prospectus contained in such Registration Statement (as amended or supplemented, as applicable) furnished by the Company to the Holder to any purchaser of Registrable Shares covered by such Registration Statement from the Holder through no fault of the Company; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to this Section 5.02 shall in no event be greater than the amount of the gross proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such Claims less all amounts previously paid by such Holder with respect to any such Claims. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder or Underwriter.

Section 5.03 Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party of notice of any Claim or the commencement of any action or proceeding involving a Claim under this Section 5, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 5, (i) notify the indemnifying party in writing of the Claim or the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under this Section 5, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 5, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any indemnified party shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party has agreed in writing to pay such fees and expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such indemnified party within 10 days after receiving notice from such indemnified party that the indemnified party reasonably believes it has failed to do so, (C) the named parties in any such Claim (including any impleaded party) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims (in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such indemnified party) or (D) such indemnified party is a defendant in an action or proceeding which is also brought against the indemnifying party and reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party (provided that in no event shall the indemnifying party be responsible for the fees and expenses of more than one counsel for all indemnified parties in any jurisdiction). No indemnifying party shall be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. In addition, without the consent of the indemnified party (which consent shall not be unreasonably withheld), no indemnifying party shall be permitted to consent to entry of any judgment with respect to, or to effect the settlement or compromise of any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), unless such settlement, compromise or judgment (1) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, (2) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party, and (3) does not provide for any action on the part of any indemnified party other than the payment of money damages which is to be paid in full by the indemnifying party.

Section 5.04 Contribution. If the indemnification provided for in Section 5.01 or 5.02 from the indemnifying party for any reason is unavailable to (other than by reason of exceptions provided therein), or is insufficient to hold harmless, an indemnified party hereunder in respect of any Claim, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the actions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. If, however, the foregoing allocation is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.04 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by a party as a result of any Claim referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in Section 5.03, any legal or other fees, costs or expenses reasonably incurred by such party in connection with any investigation or proceeding. Notwithstanding anything in this Section 5.04 to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 5.04 to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such Claims, less all amounts previously paid by such indemnifying party with respect to such Claims. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 5.05 Other Indemnification. Indemnification similar to that specified in the preceding Sections 5.01 and 5.02 (with appropriate modifications) shall be given by the Company and each selling Holder of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act. The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract.

Section 5.06 Indemnification Payments. The indemnification and contribution required by this Section 5 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when bills are received or any expense, loss, damage or liability is incurred, subject to the receipt of reasonable documentation with respect thereto. Any indemnified party who receives such periodic payments shall return such amounts to the indemnifying party on demand following judicial determination that such indemnified party is not entitled to indemnification or contribution under this Article V.

ARTICLE VI

GENERAL PROVISIONS REGARDING REGISTRATIONS

Section 6.01 Adjustments Affecting Registrable Securities. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares (i) which would adversely affect the ability of a Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or (ii) which would reasonably be expected to adversely affect the marketability of such Registrable Securities in any such registration.

Section 6.02 Registration Rights to Others. The Company has not previously entered into an agreement with respect to its securities granting any registration rights to any Person other than a Registration Rights Agreement, dated September 30, 2008, with Oxford Finance Corporation, Compass Horizon Funding Company LLC and CIT Healthcare LLC granting registration rights with respect to certain of its securities. If the Company shall at any time when any Registrable Securities remain outstanding provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, (i) such rights shall not be in conflict with or adversely affect any of the rights provided in this Agreement to the Holders and (ii) if such rights are provided on terms or conditions more favorable to such holder than the terms and conditions provided in this Agreement, the Company shall provide (by way of amendment to this Agreement or otherwise) such more favorable terms or conditions to the Holders.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Further Assurances. The Company and the Shareholders will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

Section 7.02 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. The Shareholders shall be entitled to its reasonable attorneys’ fees in any action brought to enforce this Agreement in which it is the prevailing party solely against the party over whom it has prevailed.

Section 7.03 Entire Agreement. This Agreement and the Merger Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to such subject matter, other than those set forth or referred to herein or in the Merger Agreement. This Agreement and the Merger Agreement supersede all prior agreements and understandings between the parties to this Agreement, both written and oral, with respect to such subject matter.

Section 7.04 Amendments and Waivers. This Agreement and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departure from the provisions hereof may not be given, except by written instrument duly executed by the Company and the Majority Holders. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

Section 7.05 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 7.06 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REFERENCE TO ITS CHOICE OF LAW RULES).

Section 7.07 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and permitted assigns. For purposes of this Agreement, “successor” for any entity other than a natural person shall mean a successor to such entity as a result of such entity’s merger, consolidation, sale of substantially all of its assets, or similar transaction. Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company without the consent of the other parties hereto.

Section 7.08 Counterparts. This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original and enforceable, but all of which, taken together, shall constitute one and the same instrument.

Section 7.09 Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (i) words of any gender shall be deemed to include each other gender; (ii) words using the singular or plural number shall also include the plural or singular number, respectively; (iii) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and paragraph references are to the Sections and paragraphs of this Agreement unless otherwise specified; (iv) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (v) “or” is not exclusive; and (vi) provisions apply to successive events and transactions.

Section 7.10 CONSENT TO JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY ACTION, SUIT OR PROCEEDING, AT LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT IN ANY FEDERAL COURT OF THE DISTRICT OF DELAWARE OR ANY STATE COURT LOCATED IN THE STATE OF DELAWARE, AND HEREBY IRREVOCABLY AND UNCONDITIONALLY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE) ANY AND ALL JURISDICTIONAL , VENUE AND CONVENIENCE OBJECTIONS OR DEFENSES THAT SUCH PARTY MAY HAVE IN SUCH ACTION, SUIT OR PROCEEDING. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS. EACH PARTY HERETO HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF DELAWARE AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION, SUIT OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION, SUIT OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 7.12 AND TO THE SECRETARY OF STATE OF THE STATE OF DELAWARE. NOTHING HEREIN CONTAINED SHALL BE DEEMED TO AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY IN ANY OTHER JURISDICTION TO ENFORCE JUDGMENTS OBTAINED IN ANY ACTION, SUIT OR PROCEEDING BROUGHT PURSUANT TO THIS SECTION. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM

JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

Section 7.11 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING, WHETHER AT LAW OR EQUITY, BROUGHT BY ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND, FOLLOWING CONSULTATION WITH LEGAL COUNSEL, HAS KNOWINGLY AND VOLUNTARILY MADE THIS WAIVER.

Section 7.12 Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile or electronic transmission (providing confirmation of transmission) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next business day if transmitted by national overnight courier, in each case as follows:

If to the Company, addressed to it at:

Anesiva, Inc.

400 Oyster Point Boulevard

Suite #502

South San Francisco, CA 94080

Attention: Chief Executive Officer

Fax: (650) 827-1491

If to a Shareholder, at the address set forth below such party’s signature hereto.

Section 7.13. Termination. The right of any Holder to request registration of Registrable Securities pursuant to this Agreement shall terminate upon such time as all Registrable Securities held by such Holder may be freely sold publicly without either registration under the Securities Act or compliance with any restrictions, including without limitation, restrictions as to volume or manner of sales, under Rule 144 (or any successor provision). This Agreement shall terminate, automatically and without any action of any party hereto upon termination of the Merger Agreement for any reason. In the event of termination of this Agreement for any reason, this Agreement shall immediately become void and have no effect, without any liability or obligation on the part of the Company or any Holder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

THE COMPANY:
ANESIVA, INC.

	By:	/s/ Michael Kranda
Name: Michael Kranda
Title: Chief Executive Officer, President

[SIGNATURE PAGE REGISTRATION RIGHTS AGREEMENT]

SHAREHOLDERS:	SOFINNOVA VENTURE PARTNERS VII, L.P.

	By:	Sofinnova Management VII, L.L.C.
Its General Partner

	By:	/s/ Michael F. Powell
Name: Michael F. Powell
Title: Managing General Partner

Address For Notice:
140 Geary St., 10th Floor
San Francisco, CA 94108

SOFINNOVA VENTURE PARTNERS V, L.P.

	By:	/s/ Michael F. Powell
Name: Michael F. Powell
Title: Managing General Partner

Address For Notice:
140 Geary St., 10th Floor
San Francisco, CA 94108

SOFINNOVA VENTURE AFFILIATES V, L.P.

	By:	/s/ Michael F. Powell
Name: Michael F. Powell
Title: Managing General Partner

Address For Notice:
140 Geary St., 10th Floor
San Francisco, CA 94108

SOFINNOVA VENTURE PRINCIPALS V, L.P.

	By:	/s/ Michael F. Powell
Name: Michael F. Powell
Title: Managing General Partner

Address For Notice:
140 Geary St., 10th Floor
San Francisco, CA 94108

[SIGNATURE PAGE REGISTRATION RIGHTS AGREEMENT]

SHAREHOLDERS:	ALTA CALIFORNIA PARTNERS III, L.P.

	By:	Alta California Management Partners III, LLC

	By:	/s/ Hilary Strain
Name: Hilary Strain
Title: Vice President of Finance & Administration

Address For Notice:
Attn: Finance
One Embarcadero Ctr., Ste 3700
San Francisco, CA 94111

ALTA EMBARCADERO PARTNERS III, LLC

	By:	/s/ Hilary Strain
Name: Hilary Strain
Title: Vice President of Finance & Administration

Address For Notice:
Attn: Finance
One Embarcadero Ctr., Ste 3700
San Francisco, CA 94111

ALTA PARTNERS VIII, LP

	By:	Alta Partners Management VIII, LLC

	By:	/s/ Hilary Strain
Name: Hilary Strain
Title: Chief Financial Officer

Address For Notice:
Attn: Finance
One Embarcadero Ctr., Ste 3700
San Francisco, CA 94111

[SIGNATURE PAGE REGISTRATION RIGHTS AGREEMENT]

SHAREHOLDERS:	CMEA VENTURES VII, L.P.

	By:	CMEA Ventures VII GP, L.P.,
Its General Partner

	By:	CMEA Ventures VII GP, LLC,
Its General Partner

	By:	/s/ David Collier
Name: David Collier
Title: Manager

Address For Notice:

CMEA VENTURES VII (PARALLEL), L.P.

	By:	CMEA Ventures VII GP, L.P.,
Its General Partner

	By:	CMEA Ventures VII GP, LLC,
Its General Partner

	By:	/s/ David Collier
Name: David Collier
Title: Manager

Address For Notice:

[SIGNATURE PAGE REGISTRATION RIGHTS AGREEMENT]

SHAREHOLDERS:	INTERWEST PARTNERS IX, LP

	By:	InterWest Management Partners IX, LLC, General Partner

	By:	/s/ Arnold L. Oronsky
Name: Arnold L. Oronsky
Title: Managing Director

Address For Notice:

2710 Sand Hill Road, Second Floor
Menlo Park, CA 94025

ARC 1, Inc.

	By:	/s/ James N. Campbell
Name: James N. Campbell, M.D.
Title: President

Address For Notice:

2400 Boston St., Suite 330
Baltimore, MD 21224

VLG INVESTMENTS 2007 LLC

	By:	/s/ Mark Royer
Name: Mark Royer
Title: Chief Financial Officer

Address For Notice:

[SIGNATURE PAGE REGISTRATION RIGHTS AGREEMENT]

SCHEDULE A

Shareholders

Alta Partners VIII, L.P.

Alta California Partners III, L.P.

Alta Embarcadero Partners III, LLC

ARC 1, Inc.

CMEA Ventures VII, L.P.

CMEA Ventures VII (Parallel) L.P.

InterWest Partners IX, LP

Sofinnova Venture Partners V, L.P.

Sofinnova Venture Affiliates V, L.P.

Sofinnova Venture Principals V, L.P.

Sofinnova Venture Partners VII, L.P.

VLG Investments 2007 LLC